THE GABELLI U.S. TREASURY MONEY MARKET FUND
                         Supplement dated June 30, 2006
                    To the Prospectus dated January 30, 2006


The Manager has voluntarily agreed to reimburse expenses to maintain an expense ratio of 0.08% of the Fund's average daily net assets through January 1, 2007.